TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2023
TRADE AND OTHER RECEIVABLES:
TRADE AND OTHER RECEIVABLES

5.   TRADE AND OTHER RECEIVABLES

As at	December 31, 2023	December 31, 2022
Trade receivables from doré and concentrate sales	$19,970	$23,977
Advances and other receivables	5,189	7,443
Value added tax receivables	44,370	36,745
Trade and other receivables	$69,529	$68,165

The Company’s trade receivables from concentrate and doré sales are expected to be collected in accordance with the terms of the existing concentrate and doré sales contracts with its customers. No amounts were past due as at December 31, 2023 and December 31, 2022.

As at December 31, 2023, current VAT receivables included $7.5 million (December 31, 2022 - $8.8 million) for Argentina, $7.4 million (December 31, 2022 - $4.7 million) for Mexico, $5.1 million (December 31, 2022 - $1.0 million) for Côte d’Ivoire, and $22.7 million (December 31, 2022 - $20.9 million) for Burkina Faso.

During the year ended December 31, 2023, the Company sold VAT receivables in the amount of $10.4 million at a factor rate of 5% to a commercial bank in Burkina Faso.

In the fourth quarter of 2023, the Company recognized foreign exchange losses incurred during the devaluation of the Argentine Peso in December 2023, primarily impacting VAT receivables. As of December 2023, the Company has unrealized FX losses of $7.6 million related to Argentine VAT receivables. The Company had already implemented an investment strategy, utilizing Argentine export promotions, to address its local currency requirements in Argentina. This strategy enabled the Company to achieve gains of $12.4 million from trades in Argentine Peso denominated cross-border securities, which helped offset foreign exchange losses.